SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 23, 2003

Date of Report

(Earliest Reported Event)

HI-TECH PHARMACAL CO., INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-20424

Delaware	11-2638720
(State or other jurisdiction of incorporation or jurisdiction)	(IRS Employer Identification No.)

369 Bayview Avenue
Amityville, NY	11701
(Address of principal	(Zip Code)
executive offices)

(631) 789-8228

Registrant’s telephone number, including area code:

(Former names or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 23, 2003, Hi-Tech Pharmacal Co., Inc. issued a press release providing Fiscal 2004 revenue guidance. The text of that press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	HI-TECH PHARMACAL CO., INC.

Name: David S. Seltzer
Title: President and
Chief Executive Officer

EXHIBIT INDEX

NUMBER	DESCRIPTION

99.1	Press Release issued by Hi-Tech Pharmacal Co., Inc. on July 23, 2003.